                                                                   EXHIBIT 10.59





                       INTEGRATED SECURITY SYSTEMS, INC.

                             SUBSCRIPTION AGREEMENT





                                         Seabeach & Co. fbo:
                            Name:        Minnesota State Board of Investments
                                         ------------------------------------

                            Number:      013
                                         ------------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICTS SUBSEQUENT TRANSFERS OF THE SECURITIES.

INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING, AND THAT THEY OR THEIR SUBSCRIBER REPRESENTATIVES HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT THEY ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED, OR THERE IS COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

THE OFFERING MATERIALS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. IN ADDITION, THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY IF A NAME AND IDENTIFICATION NUMBER APPEAR IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE OF THIS DOCUMENT AND CONSTITUTE AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS THEREON. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL AND/OR STATE SECURITIES LAWS.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES ACT.

THESE PREFERRED SHARES DO NOT ENTITLE THE HOLDER TO ANY VOTING RIGHTS.

         This is a limited offering by Integrated Security Systems, Inc., a Delaware corporation (the "Company") of shares of its Common Stock, par value $.01 per share (the "Common Stock") and Common Stock Purchase Warrants (the "Warrants") (collectively, the "Securities"), all as more detailed in the Private Placement Memorandum dated March 5, 1996. This offering is hereinafter referred to as the "Offering" and this Subscription Agreement is referred to as the "Agreement."

         Subject to the terms and conditions contained in this Agreement, the undersigned (the "Subscriber") hereby (i) subscribes for the Securities in the amount indicated on page 5 of this Agreement and (ii) pays the amount indicated on page 5 of this Agreement either in cash or accepts the securities in payment of the amount indicated on page 5 which is owed to Subscriber by Company.

         In its sole discretion, the Company may accept or reject this Agreement in whole or in part. If the Agreement is not accepted, then the funds deposited with the Escrow Agent will be refunded to the Subscriber without interest or the amount owed to Subscriber by Company will remain owing.

1.       REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS

         The Subscriber acknowledges that the Company is offering the Securities in reliance upon the representations, warranties and other information set forth by the Subscriber. The Subscriber undertakes to notify the Company immediately of any changes in any of the representations, warranties and other information contained herein.

         1.1 Sophistication. The Subscriber represents that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquiring the Securities and of making an informed investment decision with respect thereto. The undersigned is a person who is able to bear the economic risk of his investment in the Securities and has adequate means of providing for his current needs and possible personal contingencies with no need for liquidity of this investment. In making this statement, consideration has been given to whether the undersigned could afford to hold his investment in the Company for an indefinite period of time and whether, at this time, he could afford a complete loss of his investment.

         1.2 Access to Information About the Company. The Subscriber acknowledges that he has been given information about the Company as follows:

                 (a) the Company's Form 10-KSB for the year ended December 31, 1995;

                 (b)      the Private Placement Memorandum dated March 5, 1996.

Subscriber has had an opportunity to verify the accuracy of such information and to ask questions of the Company's representatives and is satisfied. The Subscriber represents that he has not relied on any other information.

         1.3 Investment Representation. The Subscriber acknowledges that the sale or resale of the Securities has not been registered under the Securities Act of 1933 or any other blue sky law. The Subscriber represents that he is acquiring the Securities hereunder for investment purposes for his own account and not with a view to reselling or otherwise distributing such securities in violation of any federal or state securities laws and understands and agrees that the securities to be issued hereunder are restricted on transfer and must be held for an indefinite period unless (i) they are registered under the Securities Act of 1933, as amended, (the "Act") or (ii) an exemption from registration is available, and the Company has received an opinion of counsel, in form and substance satisfactory to it, to such effect. There can be no assurance that the Company will make available to the public at any time in the future information necessary to enable security holders to make routine sales of securities pursuant to Rule 144 under the Act.

         1.4 Owner of Securities. The Company may deem and treat the undersigned as the holder and owner of the shares of Securities subscribed for hereunder (notwithstanding any notations of ownership or writing made in the certificate representing the Securities by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until the presentation to the Company of such certificate for transfer pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel satisfactory to the Company that such registration is unnecessary.

         1.5 Accredited Investor. The undersigned meets one of the following criteria as an "accredited investor" (PLEASE CHECK ONE):

[     ]          (a)      The undersigned is a director or executive officer of
         the Company;

[     ]          (b)      The undersigned is a natural person whose individual
         net worth, or joint net with that person's spouse, at the time of purchase exceeds $1,000,000;

[     ]          (c)      The undersigned is a natural person who had an
         individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects the same income level in the current year;

[     ]          (d)      The undersigned is an entity, and all of the equity
         owners of such entity meet the qualifications of either (a), (b) or
         (c) above or (e) below; or

[  X  ]          (e)      The undersigned is a domestic bank, whether acting in
         its individual or fiduciary capacity; a domestic insurance company; an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), or business development company as defined in the 1940 Act; a Small Business Investment Company licensed by the United States Small Business Administration; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisory, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that meet the qualifications of (a), (b), (c) or

         (d) above; a private business development company as defined in
         Section 202(a)(22) of the Investment Advisors Act of 1940; an entity described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000, nor formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

         1.6 Authority. The Subscriber represents that he has full legal power and authority to enter into this Agreement and to purchase the Securities.

         1.7 No State Review. The Subscriber acknowledges that the Securities is being sold pursuant to exemption from the registration requirements of the state indicated as the Subscriber's state of residence, that no securities commission or regulatory authority has approved, passed upon or endorsed the merits of this Offering, nor is it intended that any such agency will do so. Any representation to the contrary is unlawful.

         1.8 State Residence Status. Subscriber represents that he is a resident and domiciliary (not a temporary or transient resident) of the state and country set forth below, has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Securities have been directed to the Subscriber in, and received by him in, such jurisdiction.

         1.9 Decision to Invest. In making his decision to subscribe for the Securities the Subscriber has relied solely upon the information supplied by the Company and upon independent investigations made by him or his legal counsel or investment advisor.

         1.10 Irrevocable Agreement. The Subscriber hereby acknowledges and agrees, except as provided by the law of the jurisdiction in which he resides, that this Agreement is irrevocable and will survive the death or disability of the undersigned; provided, however, that neither party shall have any obligations unless and until the Agreement is executed by the Company.

2.       OTHER

         The Subscriber acknowledges that this Offering is made by the Company and that the Company reserves the right to accept or reject any subscription in whole or in part.

3.       SUBSCRIPTION


         3.1     Number of shares of Common Stock
                 subscribed for                                        800,000

         3.2     Number of Warrants subscribed for                     320,000

         3.2     For cash herewith tendered                           $800,000

         3.3     For forgiveness of amounts owed to Subscriber
                 by Company                                                 $0

                 Total Subscription:                                  $800,000




                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 28th day of March, 1996.



                            Seabeach & Co. fbo:
                            Minnesota State Board of Investments
                            -------------------------------------------
                            Name of Subscriber
                            (Please print)

                            -------------------------------------------
                            Social Security Number:       n/a
                                                          -------------

                            By:  /s/ Richard Sinise
                                ---------------------------------------
                            (if a Corporation, Trust,
                            Partnership or other entity)

                            Name:  Richard Sinise
                                   ------------------------------------
                            Title:  Vice President - KCM
                                    -----------------------------------

                            Tax ID Number:  04-2792767
                                            ---------------------------


                            Address:

                            10829 Olive Boulevard
                            -------------------------------------------

                            St. Louis, MO  63141-7739
                            -------------------------------------------


                            -------------------------------------------

SUBSCRIPTION ACCEPTED

for $800,000 for 800,000 shares of Common Stock and 320,000 Warrants on this 8th day of April, 1996.


INTEGRATED SECURITY SYSTEMS, INC.

By:    /s/ Gerald K. Beckmann
   ----------------------------------------------------
     Title:  President and CEO
           --------------------------------------------